                                                                    Exhibit 10.4

                          PURCHASE AND SALE AGREEMENT
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     THIS PURCHASE AND SALE AGREEMENT is made as of the 9th day of August, 1996, by and between JONES GLOBAL GROUP, INC., a Colorado corporation ("Seller") and JONES INTERNATIONAL NETWORKS, LTD., a Colorado corporation ("Buyer").

                                    RECITALS
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     A. Seller owns one hundred percent (100%) of the issued and outstanding stock of Jones Galactic Radio, Inc. ("Galactic"), a company engaged in audio programming for cable television systems and radio programming for radio stations.

     B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, one hundred percent (100%) of the issued and outstanding stock of Galactic (the "Galactic Stock") upon the terms and conditions set forth in this Agreement.

                                   AGREEMENT
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     In consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Purchase and Sale.  Subject to the terms and conditions set forth in
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this Agreement, Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase from Seller, on the Closing Date (as defined in Paragraph 7 hereof), one hundred percent (100%) of all issued and outstanding stock of Galactic currently held by Seller, which shall be one hundred percent (100%) of all issued and outstanding stock of Galactic. The Galactic Stock shall be transferred free and clear of any and all security interests, liens, pledges, charges and encumbrances.

     2.  Purchase Price.  The total purchase price for the Galactic Stock shall
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be $17,200,000.00 (the "Purchase Price"). The Purchase Price shall be payable to Seller at Closing as follows: (a) $1,200,000.00 in the form of a wire transfer of immediately available funds in accordance with written wire transfer instructions delivered by Seller to Buyer; and (b) $16,000,000.00 in the form of a promissory note (the "Promissory Note") to be delivered by Buyer to Seller at Closing, as hereinafter defined, in substantially the form of Exhibit 1 attached hereto.

     3.  Seller's Representations.  Seller hereby represents and warrants to
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Buyer that:

         (a) Seller is a corporation duly organized and validly existing under the laws of the State of Colorado. Seller has all requisite corporate power and authority to own and operate its properties and to carry on its business as now and where being conducted.

         (b) All necessary consents and approvals have been obtained by Seller for the execution and delivery of this Agreement except for the approval of the transaction by the Board of Directors of Seller. The execution and delivery of this Agreement by Seller has been duly and validly authorized and approved by all necessary action of Seller except as noted above. This Agreement is a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

         (c) Subject to the receipt of any required consents, Seller is the owner of the Galactic Stock and has full legal power, right and authority to sell and convey to Buyer legal and beneficial title to the Galactic Stock, and Seller's sale to Buyer shall transfer good and marketable title thereto, free and clear of all security interests, liens, pledges, charges and encumbrances of every kind. The Galactic Stock is not subject to, or bound or affected by, any proxies, voting agreements or other restrictions on the incidents of ownership thereof.

         (d) The authorized capital stock of Galactic consists solely of 50,000,000 shares of Class A Common Stock, $.01 par value per share, and 100,000 shares of Class B Common Stock, $.01 par value per share (collectively, the "Shares"). As of the date hereof, 62,963 shares of Class A Common stock of Galactic are issued and outstanding, and are held of record by Seller, and 62,963 shares of Galactic of Class B Common Stock are issued and outstanding, and are held of record by Seller. The Shares have been duly authorized and are validly issued and outstanding, fully paid and nonassessable. There are no authorized or outstanding subscriptions, options, convertible securities, warrants, calls or other rights of any kind issued or granted by, or binding upon, Seller or Galactic to purchase or otherwise acquire any security of, or equity interest in, Galactic.

         (e) The execution, delivery and performance of this Agreement by Seller will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which Seller is a party or by which Seller is bound. The execution, delivery and performance of this Agreement by Seller will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Galactic Stock.

     4.  Conditions Precedent to Buyer's Obligations.  The obligations of Buyer
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under this Agreement with respect to the purchase and sale of the Galactic Stock shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) All of the representations and warranties by Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date. Seller shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         (b) Seller shall have delivered to Buyer such instruments, consents and approvals of third parties as are necessary to transfer the Galactic

Stock to Buyer pursuant to this Agreement, which consents and approvals shall not have resulted in any material change in the business of Galactic and its subsidiaries.

         (c) There shall have been no material adverse change in the business, financial condition or operations of Galactic and its subsidiaries since
May 31, 1996.

         (d) At Closing, Galactic will have no outstanding debt, other than trade payables, customer deposits and other miscellaneous accrued liabilities, in an aggregate amount approved prior to Closing by Buyer. All intercompany debt of Galactic shall have been paid in full or otherwise discharged.

         (e) All requisite approvals of the Board of Directors of Seller and Buyer shall have been obtained.

     5.  Conditions Precedent to Seller's Obligations.  The obligations of
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Seller under this Agreement with respect to the purchase and sale of the Galactic Stock shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) Buyer shall have delivered the Purchase Price to Seller in accordance with Paragraph 2 hereof.

         (b) Buyer shall have delivered to Seller a Security Agreement, executed by Jones Satellite Networks, Inc., and any related documents referred to therein, in substantially the form of Exhibit 2 attached hereto.
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         (c) All requisite approvals of the Board of Directors of Seller and Buyer shall have been obtained.

     6.  Indemnification.
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         (a)  Indemnification by Seller.  From and after Closing, Seller shall
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indemnify and hold harmless Buyer, its affiliates, their respective officers and directors, employees, agents and representatives and any person claiming by or through any of them, from and against any and all claims, losses, liabilities, damages, penalties, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from:

              (i) any representations and warranties of Seller in this Agreement not being true and accurate when made or when required by this Agreement; or

              (ii) any failure by Seller to perform any of its covenants, agreements or obligations in this Agreement.

         (b)  Indemnification by Buyer.  From and after Closing, Buyer shall
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indemnify and hold harmless Seller, its affiliates, officers and directors, agents and representatives and any person claiming by or through any of them, as the case may be, from and against any and all claims, losses, liabilities, damages, penalties, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from:

              (i) any representations and warranties of Buyer in this agreement not being true and accurate when made or when required by this Agreement; or

              (ii) any failure by Buyer to perform any of its covenants, agreements or obligations in this Agreement; or

              (iii) all liabilities and obligations of Galactic relating to, or arising out of its activities during periods subsequent to Closing.

     7.  Closing.  The closing hereunder (the "Closing") shall be held in the
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offices of Seller, 9697 East Mineral Avenue, Englewood, Colorado 80112 on August 15, 1996, or such other date as may be designated by Buyer (the "Closing Date"); provided that in no event shall the Closing Date be later than the date which is 60 days from the date of this Agreement. At the Closing, all cash, checks, share certificates, bills of sale, assignments and assumptions, notes, security instruments and other instruments and documents referred to or contemplated by this Agreement shall be exchanged by the parties hereto.

     8.  Brokerage.  Seller represents and warrants to Buyer that Seller will be
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solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Seller's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Buyer represents and warrants to Seller that Buyer will be solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Buyer's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Each party hereto shall indemnify and hold the other party hereto harmless against and in respect of any breach by it of the provisions of this Paragraph 8.

     9.  Miscellaneous.
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         (a) Buyer shall have the right, upon notice to Seller, to assign prior to the Closing Date, in whole or in part, its rights and obligations hereunder to any affiliate of Buyer, including, without limitation, to any subsidiary of Buyer or other entity controlled by, controlling or under common control with Buyer, or, subject to Seller's consent, to any other entity.

         (b) From time to time after the Closing Date, Seller shall, if requested by Buyer, make, execute and deliver to Buyer such additional assignments, bills of sale, deeds and other instruments of transfer, as may be necessary or proper to transfer to Buyer all of Seller's right, title and interest in and to the Galactic Stock covered by this Agreement. Such efforts and assistance shall be without cost to Buyer.

         (c) This Agreement embodies the entire understanding and agreement among the parties concerning the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements in regard thereto. This Agreement shall be interpreted, governed and construed in accordance with the laws of the State of Colorado. This Agreement may not be modified or amended except by an agreement in writing executed by both Buyer and Seller.

         (d) Any sales, use, transfer or documentary taxes imposed in connection with the sale and delivery of the Galactic Stock and the rights acquired by Buyer under this Agreement shall be paid by Buyer.

         (e) All exhibits attached hereto shall be deemed incorporated into this Agreement by reference as if fully set forth herein.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


                                       SELLER

                                       JONES GLOBAL GROUP, INC.,
                                       a Colorado corporation

                                       By:  /s/ Jay B. Lewis
                                          --------------------------------------
                                          Jay B. Lewis
                                          Vice President/Finance and Treasurer

                                       BUYER

                                       JONES INTERNATIONAL NETWORKS, LTD.,
                                       a Colorado corporation

                                       By:  /s/ Gregory J. Liptak
                                          --------------------------------------
                                          Gregory J. Liptak
                                          Assistant Vice President

                                PROMISSORY NOTE


Englewood, Colorado                                               $16,000,000.00
August 15, 1996


     FOR VALUE RECEIVED, the undersigned, JONES INTERNATIONAL NETWORKS, LTD., a Colorado corporation ("Maker"), hereby promises to pay to the order of JONES GLOBAL GROUP, INC., a Colorado corporation ("Holder"), at 9697 E. Mineral Avenue, Englewood, Colorado, or at such other address as the holder hereof shall designate in writing, the principal sum of Sixteen Million Dollars ($16,000,000.00), together with interest on the unpaid principal balance at a per annum rate equal to eight and one quarter percent (8.25%) from the date hereof until all amounts hereunder are paid in full.

     Interest on the outstanding principal balance of this Promissory Note shall be payable in quarterly installments commencing on November 15, 1996 and continuing on each third month thereafter until the promissory note is paid in full. Principal payments under this Promissory Note shall be made as follows:
(a) commencing on May 15, 2000 and each third month thereafter until the principal payment is increased as provided below, Buyer shall make principal payments in the amount of Two Hundred Thousand Dollars ($200,000.00); (b) commencing on May 15, 2001, and each third month thereafter until the principal payment is increased as provided below, Buyer shall make principal payments in the amount of Three Hundred Thousand Dollars ($300,000.00); and (c) commencing on May 15, 2002, and each third month thereafter until the Promissory Note is paid in full, Buyer shall make principal payments in the amount of Four Hundred Thousand Dollars ($400,000.00). All outstanding principal and interest unpaid under this Promissory Note shall be immediately due and payable in full on December 31, 2003.

     This Promissory Note may be prepaid in whole or, from time to time, in part at the option of Maker. All payments shall be applied first to the payment of accrued interest and, after all such interest has been paid, any remainder shall be applied to the reduction of the principal balance.

     If Maker shall fail to pay any payment due hereunder on or before the date which is five days after the date such payment is due hereunder (a "Late Payment"), such Late Payment shall bear interest at the rate of 18% per annum.

In addition, in the event that Maker shall fail to make any payment when due hereunder, the entire amount of this Promissory Note shall, at the option of the holder hereof, become immediately due and payable. If this Promissory Note is placed in the hands of an attorney for collection, by suit or otherwise, then all costs of collection and litigation, including court costs and reasonable attorneys' fees, shall be added hereto and collectible as a part of the principal hereof.

     Maker hereby waives demand for payment, presentment for payment, notice of nonpayment or dishonor, protest and notice of protest, and agrees to any extension of time of payment and partial payments before, at, or after maturity. No renewal or extension of this Promissory Note, no delay in the enforcement hereof, and no delay or omission in exercising any right or power hereunder, shall affect the liability of Maker. No delay or omission by Holder in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude any or the full exercise thereof or the exercise of any other right or power.

     Payment of all amounts due under this Promissory Note is secured by a security interest granted to Holder pursuant to the terms of that certain Security Agreement dated as of date hereof between Holder and Jones Satellite Networks, Inc., a wholly owned subsidiary of Maker. This Promissory Note is issued under and shall be governed by and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date set forth above.

                                                MAKER

                                                JONES INTERNATIONAL NETWORKS,
                                                LTD., a Colorado corporation

                                                By: /s/ Gregory J. Liptak
                                                   --------------------------
                                                   Gregory J. Liptak
                                                   Assistant Vice President
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